 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2022

FTAI INFRASTRUCTURE LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-41370	87-4407005
	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 45th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 798-6100

NOT APPLICABLE
(Former name or former address, if changed since last report)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FIP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange act.   ☒

ITEM 8.01.	Other Events.

FTAI Infrastructure LLC, a Delaware limited liability company (“FTAI Infrastructure”), has filed a Registration Statement on Form 10 (as amended, the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with Fortress Transportation and Infrastructure Investors LLC’s (“FTAI”) previously announced separation (the “Separation”) of FTAI Infrastructure, which is more fully described in FTAI Infrastructure’s information statement, dated July 15, 2022 (the “Information Statement”), which is filed with this Current Report on Form 8-K as Exhibit 99.1. The Registration Statement was declared effective by the SEC on July 15, 2022. FTAI will mail the Information Statement to its shareholders of record as of the close of business on July 21, 2022, the record date for the distribution.  The Separation will be effected through the pro rata distribution by FTAI to its shareholders of all of the shares of common stock of FTAI Infrastructure owned by FTAI.

Cautionary Statement Regarding Forward Looking Statements

This document contains “forward-looking statements” within the meaning of the federal securities laws, including but not limited to information regarding the transactions contemplated by the spin-off. In addition, FTAI may not complete the spin at all. Forward-looking statements are not statements of historical fact but instead are based on management’s present beliefs and assumptions and on information currently available to management. You can identify these forward-looking statements by the use of forward-looking words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “target,” “projects,” “contemplates” or the negative version of those words or other comparable words. The inclusion of this forward-looking information should not be regarded as a representation by management that the future plans, estimates or expectations contemplated by management will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to FTAI and FTAI Infrastructure’s operations, financial results, financial condition, business, prospects, growth strategy and liquidity. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements, including, but not limited to, the risk factors set forth in (i) Item 1A. “Risk Factors” of FTAI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and FTAI’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2022, and (ii) “Risk Factors” of FTAI Infrastructure’s registration statement on Form 10, filed with the Securities and Exchange Commission on April 29, 2022, as further amended on May 24, 2022, July 1, 2022 and July 12, 2022. Such forward-looking statements speak only as of the date of this Current Report on Form 8-K. FTAI Infrastructure expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in FTAI Infrastructure’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

ITEM 9.01.	Financial Statements and Exhibits.

(d) The following exhibit is being filed with this report:

Exhibit Number	Description

99.1	Information Statement of FTAI Infrastructure LLC, dated July 15, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTAI INFRASTRUCTURE LLC

Date: July 15, 2022	By:	/s/ Kenneth J. Nicholson
		Name:	Kenneth J. Nicholson
		Title:	Chief Executive Officer and President